RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2012
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

NOTE 20—RELATED PARTY TRANSACTIONS

Softbank and affiliates

        The Company recognizes revenue with respect to sales of telecommunications equipment to affiliates of Softbank, a significant shareholder of the Company. Softbank offers Broadband-Access service throughout Japan, which is marketed under the name of "YAHOO! BB." The Company supports Softbank's ADSL service through the sales of its MSAN product. The Company also supports the building of Softbank's optical transmission network in Japan through the sales of its PTN product.

        During 2012, 2011, and 2010, the Company recognized revenue and cost of net sales for sales of telecommunications equipment and services to affiliates of Softbank as follows:

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Net sales	$92,011	$94,201	$46,267
Cost of net sales	51,448	33,790	19,147

Gross profit	$40,563	$60,411	$27,120

        Fluctuations in gross profit as a percentage of net sales are expected and generally result from changes in product mix. In the year ended December 31, 2012, the increased sales of high margin PTN products contributed to the gross profit as a percentage of net sales. In the year ended December 31, 2011, the increased sales of high margin PTN products contributed to the gross profit as a percentage of net sales. In the year ended December 31, 2010, gross profit as a percentage of net sales also benefited approximately $2.4 million from the release of previously deferred revenue carve-out for potential penalty and cancellation penalties as a result of completing these obligations. Included in accounts receivable at December 31, 2012 and 2011 were $12.1 million and $8.5 million, respectively, related to these transactions. Amounts due to Softbank included in accounts payable was $Nil million and $1.9 million at December 31, 2012 and 2011, respectively.

        Sales to Softbank include a three-year service period and a penalty clause if product failure rates exceed a certain level over a seven year period. As of December 31, 2012 and 2011, the Company's customer advance balance related to Softbank agreements was $4.7 million and $2.6 million, respectively. The current deferred revenue balance related to Softbank was $6.5 million and $15.8 million as of December 31, 2012 and 2011, respectively. The Company's noncurrent deferred revenue balance related to Softbank was $4.6 million as of December 31, 2012 compared to $7.2 million as of December 31, 2011.

        As discussed in Note 6, the Company has a $2.3 million investment in SBI and affiliates of Softbank have a controlling interest in SBI.

        As of December 31, 2012 and 2011, Softbank beneficially owned approximately 10.2% and 9.7%, respectively, of the Company's outstanding shares.

Yellowstone

        Subsequent to the completion of BEIID investment on September 7, 2010, one of the Company's new directors also served as a director for Yellowstone Investment Advisory Ltd, or Yellowstone. During 2012 and 2011, the Company paid approximately $1.8 million and $0.2 million, respectively, for consulting services provided by Yellowstone. During 2011, the Company also paid a success fee of 0.9 million for acquisition support service provided by Yellowstone, the expense of which was recorded in 2010.